Exhibit 99.1
CIBC World Markets Annual Biotechnology & Specialty Pharmaceuticals Conference April 4, 2006

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. (or "Adams") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: Adams' ability to preserve its patent position in the reexamination process; the continued success of Mucinex(r) SE and Mucinex(r) DM and the successful commercialization of Mucinex(r) D, Humibid, Children's Mucinex(r), and future products; the FDA's removal from the market of products similar to Mucinex(r) D, Mucinex(r) DM and future products; continued and increased competition; the loss of one of more of Adams' top customers or any decrease in sales to Adams' top customers; Adams' dependence on a single third-party manufacturer; Adams' dependence on third-party suppliers for the active ingredients in its products; Adams' ability to fill backorders; Adams' ability to in- license or acquire new products and brands; Adams' ability to retain and recruit key personnel; Adams' ability to improve manufacturing efficiency and other risk factors set forth under the headings "Cautionary Note Regarding Forward-Looking Statements", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Adams' Rule 424(b)(4) Prospectus filed with the SEC on December 9, 2005 and under Item 1A. Risk Factors in Adams' Quarterly Report on Form 10-Q for the period ended December 31, 2005. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation.

Adams is a Specialty Pharmaceutical Company Focused on: Late-stage development and commercialization OTC and prescription pharmaceuticals for the treatment of respiratory disorders

Mucinex(r) is the only FDA-approved extended-release line of expectorants in the U.S. A rapidly growing respiratory portfolio: Mucinex(r), Mucinex(r) DM and now, Mucinex(r) D Franchise holds the #1, 2, and 3 SKU's on an "all outlets" basis* Humibid(r) maximum-strength expectorant launched March 2006 Children's Mucinex(r) line of products to be launched CY 2006 Pediatric segment = $300+ million Erdosteine, a new mucolytic, entered Phase II development March 2006 New products in development using proprietary guaifenesin technology platform combined with other proven respiratory compounds World class management team to drive operational excellence Investment Highlights *Source: Information Resources, Inc. (IRI) 4 weeks ending 2/19/06, cough/cold/allergy/sinus (c/c/a/s) category; [SE 20's, DM 20'S, SE 40's].

$147.5 MM $49.8 MM $9.7 MM Launched 10/05 Launched March 2006 Net Sales Trailing 12 Months as of 12/31/05 Expanding Portfolio with Core Technology Core technology: extended release guaifenesin Helps to thin phlegm (mucus) and bronchial secretions Useful when treating congestion: colds/allergies ? bronchitis, asthma, and COPD

Mucinex(r): Barriers to Entry Additional Exclusivity (30 month stay upon competitive certification- par. IV) 2nd patent issued - 10/18/05 Both patents expire 2020 Rx Products withdrawn - Dec. 2003 Mucinex(r) NDA - (July 2002) Mucinex(r) DM NDA - (April 2004) Mucinex(r) D NDA - (June 2004) Drives consumer loyalty New regulatory paradigm and patent protection Consumer Branding Hatch- Waxman Intellectual Property Durham - Humphrey Amendment OTC Approval

Patent Reexamination Patent Reexamination Process Table

Consumer Advertising February 2005 Competing Product Removal? Competing Product Removal? Repeat Success with Mucinex(r) Line Extensions Consumer Advertising November 2004 Competing Products Removed November 2003 Launched July 2002 Approved July 2002 $125 MM Rx market $27 MM Rx market Consumer Advertising November 2004 Note: Market size = No. of Rx's [based on IMS Health Inc. (IMS Health) data 12/31/05] at Mucinex(r) pricing. Launched October 2005 Approved June 2004 Launched August 2004 Approved April 2004 Mucinex(r) SE Mucinex(r) DM Mucinex(r) D $110 MM Rx market 1.9 MM Rx 9.2 MM Rx

Mucinex(r): Sales Velocity Outpaces Competition BRAND ($000s) # SKUs $ SKUs TOTAL NYQUIL/DAYQUIL $28,397 66 $430 TOTAL MUCINEX(r) $21,604 7 $3,086 TOTAL TYLENOL $20,799 107 $194 TOTAL ROBITUSSIN $18,796 48 $392 TOTAL CLARITIN $17,939 27 $664 TOTAL SUDAFED $16,277 36 $452 TOTAL BENADRYL $12,233 44 $278 TOTAL THERAFLU $8,185 29 $282 Source: IRI 4-week period ending 2/19/06. Represents rankings based on dollar sales. Includes c/c/a/s SKUs. Excludes Wal-Mart and club stores. DOLLAR SALES BRAND RANKINGS

Mucinex(r): Key Sales Driver in Drug (1) Source: IRI 52 weeks ending 2/19/06, all SKUs in drug outlets. Top 500 UPC Dollar Ranking at Drug Outlets (1) SE 20's # 2 # 12 SE 40's # 5 # 18 DM 20's # 7 All OTC SKUs All Items Mucinex(r) Holds 3 of the Top 10 SKUs Higher ranking SKUs: 6 cigarettes 3 beverages 1 camera 1 OTC product

Mucinex(r): Market Share Gains Source: Information Resources, Inc. (IRI) weekly consumption data thru 3/19/06 (dollar sales) in c/c/a/s category.

Thickened and excess mucus and respiratory congestion can exist in both the upper and lower airways Mucinex(r) D Market Value $2.0 billion market $2.9 billion market* Source: IRI 52-week period ending 12/25/05, F/D/Mx in c/c/a/s category.

Mucinex(r) D Treats Excess Mucus Nasal congestion and sinus pressure sufferers are heavy category users and most likely to suffer throughout the year Excess mucus can further complicate symptoms among those suffering from nasal congestion and sinus pressure due to allergies Mucinex(r) D thins the excess mucus secretions so that they can be expelled and reduces sinus pressure and congestion No other OTC expectorant brand addresses the excess mucus problem in a long-acting platform Mucinex(r) D is being supported by its own advertising campaign which commenced February 27, 2006

U.S. Development of Erdosteine In-licensed mucoregulator compound with antioxidant properties and a unique profile Published European studies showed significant improvements in mucociliary clearance, mucus volume, flow characteristics and cough Approved in > 30 foreign markets; ~24 million patient exposures Phase II clinical program underway (March 2006) 400 patients with chronic bronchitis associated with chronic obstructive pulmonary disorder (COPD) Placebo-controlled study will evaluate different dose levels and clinical methods $9 million committed in FY 2006 (including milestones)

Financial Overview

2002 13.8 2003 14 2004 61.3 2005 160.2 2004 62 2005 110.3 2002 -15.5 2003 -22.6 2004 35.8 LTM 2003 8.9 2004 9.2 12-Months Ended 6-Months Ended Strong Growth in Revenues (in millions) 6/03 12/04 6/04 6/05 6/02 YoY Growth 78% CAGR '02-'05 126% 12/05

Income Statement Overview Includes $16.1 million tax benefit related to the future benefit of NOLs. Includes $2.5 million after-tax impact of the discretionary performance bonus. $110.3 $62.0 $160.2 $61.3 $14.0 Net Sales 79.6% 78.5% 80.6% 80.5% 62.6% Gross Margin % $37.5 34% $15.1 24% $44.4 28% $19.7 32% $(22.6) n/m Pretax Income % of Net Sales $23.0 $9.2 $27.0 $35.8 $(22.6) Net Income 2005 2004 2005 2004 2003 Six months ended Dec. 31, Years ended June 30, (in millions) (1) (2) n/m=not meaningful SG&A $23.3 $23.3 $78.0 $30.8 $45.6 R&D $4.5 $3.2 $7.4 $3.1 $7.5

IRI Retail Sales @ 3/31/06 (4) approx. $855 million Estimate of Consumption @ 8.3% share $71 million Financial Outlook: Consumption/Production Analysis Annual IRI Retail Sales (1) = $2.9 billion IRI Retail Sales @ 3/19/06 (2) = $801 million (1) IRI 52-weeks ended 12/25/05, F/D/Mx in c/c/a/s category. (2) IRI retail sales for 12-weeks ending 3/19/06 in c/c/a/s category. (3) Mucinex(r) franchise dollar share, IRI 12-weeks ending 3/19/06 in c/c/a/s category. (4) An approximation of IRI retail sales for the March quarter [13-weeks ending 3/31/06] in c/c/a/s category. Mucinex(r) Market Share @ 3/19/06 (3) = 8.3%

Backorder @ 12/31/05 $20 million Approx. orders @ 3/31/06 (1) $65 million Total orders to fill (1) $85 million Represents estimation of orders with ship dates prior to 4/1/06. Approx. capacity @ factory to ship orders $75 million Approx. backorder @ 3/31/06 $10 million Financial Outlook: Backorder Analysis

Future Growth Drivers Market Share Expansion Mucinex(r) D Allergy Mkt Revenues Children's Mucinex(r) Launch Humibid(r) Launch Exclusivity Decision on DM and D New Combo Products Erdosteine Acquisitions/ In-licensing Pricing Aggregate potential opportunity: $500 million + FY 2005 Net Revenue $160.2 MM